UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 18, 2006

KFX INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-14176	84-1079971
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

55 Madison Street, Suite 500 Denver, Colorado		80206
(Address of principal executive offices)		(Zip Code)

(303) 293-2992
(Registrant’s telephone number, including area code)

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3.  Securities and Trading Markets

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 18, 2006, KFx Inc. (the “Company”) issued a press release announcing its intention to list its common stock on the NYSE Arca Exchange (the “NYSE Arca”) and to simultaneously delist its common stock from the American Stock Exchange. The Company expects its common stock to commence trading on the NYSE Arca on September 29, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

Also, on September 18, 2006, the Company informed the American Stock Exchange that the Company expects to voluntarily cease trading on the American Stock Exchange at the opening of business on September 29, 2006 and of the Company’s intention to transfer its listing to the NYSE Arca.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press Release of KFx Inc. dated September 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFx Inc.

Date: September 18, 2006	By: /s/ Diana L. Kubik
Diana L. Kubik
Vice President and Chief Financial Officer

KFx INC.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.1	Press Release of KFx Inc. dated September 18, 2006.